Income Taxes	12 Months Ended
Jul. 02, 2011
Income Taxes
Income Taxes

Note 18 – Income Taxes

The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2011	2010	2009
Income (loss) from continuing operations before income taxes
United States	7.6%	1.4%	(98.9)%
Foreign	92.4	98.6	198.9
	100.0%	100.0%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	35.0%	35.0%
Tax on remittance of foreign earnings	6.0	22.0	14.6
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(4.0)	(25.1)	(7.1)
Foreign taxes different than U.S. statutory rate	(12.8)	(8.4)	(19.1)
Valuation allowances	8.9	(0.6)	2.9
Benefit of foreign tax credits	–	–	(5.4)
Contingent sale proceeds	–	(6.6)	(17.7)
Tax rate changes	–	–	(0.3)
Goodwill impairment	–	–	28.4
Tax provision adjustments	(1.7)	2.6	2.9
Other, net	(0.7)	(1.3)	4.2
Taxes at effective worldwide tax rates	30.7%	17.6%	38.4%

The tax expense related to continuing operations increased $25 million in 2011 despite a $219 million decline in pretax income from continuing operations. The increase in tax expense in 2011 was due to the year-over-year impact of a net tax benefit reported in 2010 that included a $177 million tax benefit for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved, and a $47 million tax benefit related to the contingent sales proceeds partially offset by a tax charge of $121 million related to the corporation's decision to no longer reinvest overseas earnings primarily attributable to existing overseas cash and the book value of the household and body care businesses.

The tax expense related to continuing operations was $9 million higher in 2010 than in 2009 primarily due to a $408 million increase in income from continuing operations before income taxes and a tax charge of $121 million related to the corporation's decision to no longer reinvest overseas earnings primarily attributable to existing overseas cash and the book value of the household and body care businesses. Partially offsetting this was a benefit of $177 million for the release of certain contingent tax obligations as discussed above.

The corporation recognized income tax expense for continuing operations of $14 million in 2011, $145 million in 2010 and $44 million in 2009 related to certain earnings outside of the U.S. which were not deemed to be indefinitely reinvested. The $145 million repatriation expense includes the $121 million charge explained above. Aside from the items mentioned above, the corporation intends to continue to invest a portion of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be approximately $200 million to $225 million.

Current and deferred tax provisions (benefits) were:

In millions		2011		2010		2009
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$13	$(23)	$(229)	$204	$42	$(48)
Foreign	92	64	176	(33)	130	(13)
State	5	(2)	4	2	4	–
	$110	$39	$(49)	$173	$176	$(61)

Cash payments for income taxes from continuing operations were $291 million in 2011, $305 million in 2010 and $218 million in 2009.

Sara Lee Corporation and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company's expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.

The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2011	2010
Deferred tax (assets)
Pension liability	$–	$(146)
Employee benefits	(137)	(167)
Unrealized foreign exchange	(180)	(49)
Nondeductible reserves	(94)	(78)
Net operating loss and other tax carryforwards	(392)	(357)
Investment in subsidiary	(257)	–
Other	–	(78)
Gross deferred tax (assets)	(1,060)	(875)
Less valuation allowances	414	215
Net deferred tax (assets)	(646)	(660)
Deferred tax liabilities
Property, plant and equipment	$153	$92
Pension asset	13	–
Intangibles	22	101
Unrepatriated earnings	763	501
Other	38	–
Deferred tax liabilities	989	694
Total net deferred tax (assets) liabilities	$343	$34

Tax-effected net operating loss and other tax carryforwards expire as follows: $1 million in 2012, $1 million in 2013, $1 million in 2014, $2 million in 2015, $1 million in 2016, $3 million in 2017, $5 million in 2018, $3 million in 2019, $2 million in 2020, and $34 million in 2022 and beyond. There is no expiration date on $288 million of net operating loss carryforwards. Separately, there are state net operating losses of $51 million that begin to expire in 2012 through 2030.

Valuation allowances have been established on net operating losses and other deferred tax assets in the United Kingdom, Belgium, Russia, Spain, and other foreign and U.S. state jurisdictions as a result of the corporation's determination that there is less than a 50% likelihood that these assets will be realized.

The corporation records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.

Due to the inherent complexities arising from the nature of the company's businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Sara Lee Corporation and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company's final tax-related assets and liabilities may ultimately be different from those currently reported.

Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were $440 million as of July 2, 2011. This amount differs from the balance of unrecognized tax benefits as of July 2, 2011 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the corporation estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately $15 million to $40 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.

The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended July 2, 2011, July 3, 2010 and June 27, 2009, the corporation recognized expense of $10 million, a benefit of $43 million and expense of $15 million, respectively, of interest and penalties in tax expense. The tax benefit in 2010 was the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of July 2, 2011, July 3, 2010 and June 27, 2009, the corporation had accrued interest and penalties of approximately $86 million, $61 million and $111 million, respectively.

The corporation's tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company's U.S. income tax returns through July 1, 2006. Fiscal years remaining open to examination in the Netherlands include 2003 and forward. Other foreign jurisdictions remain open to audits ranging from 1999 forward. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before July 2, 2005.

In October 2009, the Spanish tax administration upheld the challenge made by its local field examination against tax positions for the years ending June 28, 2003 to July 2, 2005 taken by the corporation's Spanish subsidiaries. In November 2009, the corporation filed an appeal against this claim with the Spanish Tax Court. In April 2010, the Spanish Chief Inspector upheld a portion of the claim raised by the Spanish tax authorities, which the corporation will appeal. The corporation believes it is adequately reserved for the claim upheld by the Spanish Chief Inspector. However, in order to continue its appeal, the corporation was required to obtain a bank guarantee in May 2010 of € 64 million as security against all allegations. The corporation continues to dispute the challenge and will continue to have further proceedings with the Spanish tax authorities regarding this issue.

In June 2011 the Spanish tax administration's local field examination made similar challenges against tax positions for the years ending July 1, 2006 to June 27, 2009 taken by the corporation's Spanish subsidiaries. The company has appealed the challenges of the local field examination to the Spanish tax administration and is awaiting a response. The corporation believes it is adequately reserved for the challenges made by the Spanish tax administration's local field examination.

The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended July 2, 2011, July 3, 2010 and June 27, 2009.

		July 2,	July 3,	June 27,
In millions	Year ended	2011	2010	2009
Unrecognized tax benefits
Beginning of year balance		$367	$547	$591
Increases based on current period tax positions		122	34	28
Increases based on prior period tax positions		9	39	22
Decreases based on prior period tax positions		(9)	(32)	(30)
Decreases related to settlements with tax authorities		(13)	(164)	(10)
Decreases related to a lapse of applicable statute of limitation		(58)	(25)	(7)
Foreign currency translation adjustment		44	(32)	(47)
End of year balance		$462	$367	$547